                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                                    TO TENDER
                       5.85% SENIOR SECURED NOTES DUE 2001
                    6.339% SENIOR SECURED NOTES DUE 2009 AND
                      6.927% SENIOR SECURED BONDS DUE 2029
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                            MIDAMERICAN FUNDING, LLC
    PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED [____________], 1999


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [______________] (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED MIDAMERICAN FUNDING, LLC.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

                                   DELIVER TO:

By Registered or Certified Mail                       By Hand Delivery:
    or Overnight Delivery:
                                                     The Bank of New York
     The Bank of New York                             101 Barclay Street
      101 Barclay Street                           New York, New York 10286
   New York, New York 10286                       Attention: [____________]
   Attention: [____________]




                                                         By Facsimile
                                              (for Eligible Institutions Only):

                                                      ([___]) [_______]

                                                      For Information or
                                                  Confirmation by Telephone:

                                                      ([___]) [_______]


     ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE 5.85% SENIOR SECURED NOTES DUE 2001 (THE "2001 INITIAL SECURITIES"), 6.339% SENIOR SECURED NOTES DUE 2009 (THE "2009 INITIAL SECURITIES") OR 6.927% SENIOR SECURED BONDS DUE 2029 (THE "2029 INITIAL SECURITIES" AND, COLLECTIVELY WITH THE 2001 INITIAL SECURITIES AND THE 2009 INITIAL SECURITIES, THE "INITIAL SECURITIES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF, IN THE CASE OF THE 2001 INITIAL SECURITIES, 5.85% SENIOR SECURED EXCHANGE NOTES DUE 2001 (THE "2001 EXCHANGE SECURITIES"), IN THE CASE OF THE 2009 INITIAL SECURITIES, 6.339% SENIOR SECURED EXCHANGE NOTES DUE 2009 (THE "2009 EXCHANGE SECURITIES"), AND, IN THE CASE OF THE 2029 INITIAL SECURITIES, 6.927% SENIOR SECURED EXCHANGE BONDS DUE 2020 (THE "2029 EXCHANGE SECURITIES" AND, COLLECTIVELY WITH THE 2001 EXCHANGE SECURITIES AND THE 2009 EXCHANGE SECURITIES, THE "EXCHANGE SECURITIES") PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY

TENDER (AND NOT WITHDRAW) INITIAL SECURITIES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                      COMPLETING THIS LETTER OF TRANSMITTAL

         This Letter of Transmittal is to be completed by holders of Initial Securities either if Initial Securities are to be forwarded herewith or if tenders of Initial Securities are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent"), at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus (as defined).

         Holders of Initial Securities whose certificates for such Initial Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Initial Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                   DESCRIPTION OF TENDERED INITIAL SECURITIES

                     FOR 5.85% SENIOR SECURED NOTES DUE 2001

------------------------------------------------------------------------------- ------------------ -------------------
                                                                                                       AGGREGATE
               NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                     CERTIFICATE      PRINCIPAL AMOUNT
           AS IT APPEARS ON THE 5.85% SENIOR SECURED NOTES DUE 2001                 NUMBER(S)          OF INITIAL
                          (PLEASE FILL IN, IF BLANK)                               OF INITIAL          SECURITIES
                                                                                   SECURITIES           TENDERED
------------------------------------------------------------------------------- ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------
                                                                                TOTAL PRINCIPAL
                                                                                AMOUNT OF
                                                                                INITIAL
                                                                                SECURITIES
                                                                                TENDERED
------------------------------------------------------------------------------- ------------------ -------------------


                    FOR 6.339% SENIOR SECURED NOTES DUE 2009

------------------------------------------------------------------------------- ------------------ -------------------
                                                                                                       AGGREGATE
               NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                     CERTIFICATE      PRINCIPAL AMOUNT
          AS IT APPEARS ON THE 6.339% SENIOR SECURED NOTES DUE 2009                 NUMBER(S)          OF INITIAL
                          (PLEASE FILL IN, IF BLANK)                               OF INITIAL          SECURITIES
                                                                                   SECURITIES           TENDERED
------------------------------------------------------------------------------- ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------
                                                                                TOTAL PRINCIPAL
                                                                                AMOUNT OF
                                                                                INITIAL
                                                                                SECURITIES
                                                                                TENDERED
------------------------------------------------------------------------------- ------------------ -------------------

                                 FOR 6.927% SENIOR SECURED BONDS DUE 2029

------------------------------------------------------------------------------- ------------------ -------------------
                                                                                                       AGGREGATE
               NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                     CERTIFICATE      PRINCIPAL AMOUNT
           AS IT APPEARS ON THE 5.85% SENIOR SECURED NOTES DUE 2001                 NUMBER(S)          OF INITIAL
                          (PLEASE FILL IN, IF BLANK)                               OF INITIAL          SECURITIES
                                                                                   SECURITIES           TENDERED
------------------------------------------------------------------------------- ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------

                                                                                ------------------ -------------------
                                                                                TOTAL PRINCIPAL
                                                                                AMOUNT OF
                                                                                INITIAL
                                                                                SECURITIES
                                                                                TENDERED
------------------------------------------------------------------------------- ------------------ -------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED INITIAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution
                                    --------------------------------------------

       Account Number
                     -----------------------------------------------------------

       Transaction Code Number
                              --------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)
                                   ---------------------------------------------

       Window Ticket Number (if any)
                                    --------------------------------------------

       Date of Execution of Notice of Guaranteed Delivery
                                                         -----------------------

       Name of Institution which Guaranteed Delivery
                                                    ----------------------------

If Guaranteed Delivery is to be made By Book-Entry Transfer:

       Name of Tendering Institution
                                    --------------------------------------------

       Account Number
                     -----------------------------------------------------------

       Transaction Code Number
                              --------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL SECURITIES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE INITIAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
            --------------------------------------------------------------------

       Address:
               -----------------------------------------------------------------

LADIES AND GENTLEMEN:

         1. The undersigned hereby tenders to MidAmerican Funding, LLC ("MidAmerican Funding") the Initial Securities described above pursuant to MidAmerican Funding's offer of $1,000 principal amount of Exchange Securities in exchange for each $1,000 principal amount of Initial Securities upon the terms and subject to the conditions contained in the Prospectus dated [_________], 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full authority to tender the Initial Securities described above. The undersigned will, upon request, execute and deliver any additional documents deemed by MidAmerican Funding to be necessary or desirable to complete the tender of Initial Securities.

         3. The undersigned understands that the tender of the Initial Securities pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and MidAmerican Funding as to the terms and conditions set forth in the Prospectus.

         4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

                  (i) the Exchange Securities acquired pursuant to the Exchange Offer in exchange for Initial Securities are being obtained in the ordinary course of business of the undersigned and any beneficial owner(s) of such Initial Securities or interests therein, whether or not the undersigned is the holder;

                  (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Exchange Securities;

                  (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities;

                  (iv) if the undersigned or such other person is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and
         260.105.14 of the California Blue Sky Regulations;

                  (v) if the undersigned or such other person is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section
         102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

                  (vi) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Exchange Securities must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the Exchange Securities or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters;

                  (vii) the undersigned understands that a secondary resale transaction described in clause (vi) above and any resales of Exchange Securities or interests therein obtained by such holder in exchange for Initial Securities or interests therein originally acquired by such holder directly from MidAmerican Funding should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

                  (viii) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of MidAmerican Funding.

         5. The undersigned may, if and only if unable to make all of the representations and warranties contained in Item 4 above, elect to have its Initial Securities registered in the shelf registration described in the Registration Rights Agreement, dated March 9, 1999, among Credit Suisse First Boston Corporation, Lehman Brothers Inc., Goldman Sachs & Co., Merrill Lynch & Co. and MidAmerican Funding, in the form filed as an exhibit to the registration statement of which the Prospectus is a part. Such election may be made by checking the box under "Special Registration Instructions" on page 9. By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless MidAmerican Funding, its directors and officers and each Person who controls MidAmerican Funding, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Initial Securities or the related prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to MidAmerican Funding in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein.

         6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Initial Securities held for its own account were not acquired as a result of market-making or other trading activities, such Initial Securities cannot be exchanged pursuant to the Exchange Offer.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the Exchange Securities will be issued in the name of the undersigned.

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                            (See Instruction 1 below)

         To be completed ONLY IF the Exchange Securities are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.


     Mail [ ]     Issue [ ]     (check appropriate boxes) certificates to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS
                               (See Item 5 above)

         To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Initial Securities in the shelf registration described in the Exchange and Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Exchange and Registration Rights Agreement and summarized in Item 5 above.

         [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Initial Securities registered pursuant to the shelf registration described in the Exchange and Registration Rights Agreement,
(iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Exchange and Registration Rights Agreement and summarized in Item 5 above and (iv) acknowledges that it will not participate in the Exchange Offer and will not receive any Exchange Securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    SIGNATURE

         To be completed by all exchanging holders. Must be signed by registered holder exactly as name appears on the Initial Securities. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE


Dated:
      --------------------------------------------------------------------------

Names(s):
         -----------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone

No.:
    ----------------------------------------------------------------------------

            SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1 BELOW)

        Certain Signatures Must be Guaranteed by an Eligible Institution


--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


--------------------------------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                 (PRINTED NAME)


--------------------------------------------------------------------------------
                                     (TITLE)


Dated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     PLEASE READ THE FOLLOWING INSTRUCTIONS,
                 WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule l7Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Initial Securities described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND INITIAL SECURITIES. The Initial Securities, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF INITIAL SECURITIES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR INITIAL SECURITIES SHOULD BE SENT TO MIDAMERICAN FUNDING. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Initial Securities, such Initial Securities must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Initial Securities.

         If this Letter of Transmittal or any Initial Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by MidAmerican Funding, proper evidence satisfactory to MidAmerican Funding of its authority to so act must be submitted with this Letter of Transmittal.

         4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Initial Securities will be determined by MidAmerican Funding in its sole discretion, which determination will be final and binding on all parties. The Registrant reserves the absolute right to reject any or all Initial Securities not properly tendered or any Initial Securities MidAmerican Funding's acceptance of which would, in the opinion of counsel for MidAmerican Funding, be unlawful. The Registrant also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Initial Securities. The Registrant's interpretation of the terms and conditions of the Exchange Offer

(including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Initial Securities must be cured within such time as MidAmerican Funding shall determine. Neither MidAmerican Funding, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Initial Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.